SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K



                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 16, 1996



                            DeSoto, Inc.
        (Exact name of registrant as specified in its charter)


                           Delaware
                    (State of incorporation)

          1-1915                           36-1899490
   (Commission File Number)      (I.R.S. Employer Identification No.)



      900 E. Washington Street, Joliet, Illinois      60433
      (Address of Principal Executive Offices)     (Zip Code)

                           815-727-4931
      (Registrant's Telephone Number, Including Area Code)


     16750 South Vincennes Road, South Holland, Illinois   60473
       (Former Address of Principal Executive Offices)   (Zip Code)


                                                         PAGE 2


ITEM 5. Other Events

      On  January  16, 1996, DeSoto, Inc. announced that  it  had notified the Pension Benefit Guarantee Corporation of its intention to terminate its Employee Retirement Plan, effective as of April 15, 1996, contingent upon the receipt of appropriate governmental approvals. The press release containing this announcement is attached hereto as Exhibit 99.











































*SEC File No. 1-1915
                                                       PAGE 3


                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DESOTO, INC.
                                    (Registrant)



                                By: Anne E. Eisele
                                    _____________________________
                                    Anne E. Eisele
                                       President and
                                         Chief Financial Officer


    January 24, 1996
          Date
                                                        PAGE 1


                          DeSOTO, INC.


                          EXHIBIT INDEX





             Exhibit No.

                  99      Press  Release issued  on  January  16,
                          1996 (incorporated by reference to Exhibit 99 to the Company's Form SE dated January 19, 1996*)
 .



































_____________________
*SEC File No. 1-1915